Exhibit 99.1

      The Depositor purchased the Initial Group I Mortgage Loans (the "Initial Group I Mortgage Loans"), the Initial Group II Mortgage Loans (the "Initial Group II Mortgage Loans") and the Initial Group III Mortgage Loans (the "Initial Group III Mortgage Loans" and collectively with the Initial Group I Mortgage Loans and the Initial Group II Mortgage Loans, the "Initial Mortgage Loans") from the Originator pursuant to the Mortgage Loan Purchase Agreement, dated as of August 4, 2003 (the "Mortgage Loan Purchase Agreement"), between the Originator and the Depositor. Subsequent Group I Mortgage Loans (the "Subsequent Group I Mortgage Loans"), Subsequent Group II Mortgage Loans (the "Subsequent Group II Mortgage Loans") and Subsequent Group III Mortgage Loans (the "Subsequent Group III Mortgage Loans"; collectively with the Subsequent Group I Mortgage Loans, the Subsequent Group II Mortgage Loans and the Subsequent Group III Mortgage Loans, the "Subsequent Mortgage Loans") were purchased by the Trust from the Depositor on September 4, 2003 from funds on deposit in the Pre-Funding Accounts and sold by the Depositor to the Trust for deposit in the Mortgage Pool. Pursuant to the Pooling and Servicing Agreement, dated as of August 1, 2003 (the "Pooling and Servicing Agreement"), among the Depositor, the Master Servicer and the Trustee, the Depositor will cause the Initial Mortgage Loans and the Subsequent Mortgage Loans (together, the "Mortgage Loans") to be assigned to the Trustee for the benefit of the certificateholders. The Pooling and Servicing Agreement provides that each Mortgage Loan in the Mortgage Pool must conform to certain specified characteristics and, following the conveyance of the Subsequent Mortgage Loans, the Mortgage Pool must conform to certain specified characteristics, as described in the Prospectus Supplement, dated August 4, 2003 (the "Prospectus Supplement") under "--Conveyance of Subsequent Mortgage Loans and the Pre-Funding Accounts."

      The Initial Group I Mortgage Loans and the Subsequent Group I Mortgage Loans (the "Group I Mortgage Loans") consist of approximately 10,440 adjustable-rate and fixed-rate Mortgage Loans having an aggregate principal balance as of the Cut-off Date of approximately $1,424,537,190, after application of scheduled payments due on or before the Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. The Initial Group II Mortgage Loans and the Subsequent Group II Mortgage Loans (the "Group II Mortgage Loans") consist of approximately 5,645 fixed-rate Mortgage Loans having an aggregate principal balance as of the Cut-off Date of approximately $808,691,344, after application of scheduled payments due on or before the Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. The Initial Group III Mortgage Loans and the Subsequent Group III Mortgage Loans (the "Group III Mortgage Loans") consist of approximately 632 adjustable-rate and fixed-rate Mortgage Loans having an aggregate principal balance as of the Cut-off Date of approximately $266,768,326, after application of scheduled payments due on or before the Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. The Mortgage Loans have original terms to maturity of not greater than 30 years from the date on which the first payment was due on each Mortgage Loan.

      Each Mortgage Loan will accrue interest at the fixed-rate (in the case of the fixed-rate Group I Mortgage Loans, the Group II Mortgage Loans and the fixed-rate Group III Mortgage Loans) or the adjustable-rate (in the case of the adjustable-rate Group I Mortgage Loans and the adjustable-rate Group III Mortgage Loans) calculated as specified under the terms of the related mortgage note (each such rate, a "Mortgage Rate").

      Each adjustable-rate Mortgage Loan accrues interest at a Mortgage Rate that is adjustable. The adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that the first adjustment for such Mortgage Loans will occur after an initial period of two years after origination. On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted (subject to rounding) to equal the sum of the applicable Index (as defined below) and a fixed percentage amount (the "Gross Margin"). The Mortgage Rate on each adjustable-rate Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than 2.00% per annum on the first related Adjustment Date (the "Initial Periodic Rate Cap") and will not increase or decrease by more than 1.00% per annum on any Adjustment Date thereafter (the "Periodic Rate Cap"). Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each such adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described herein. None of the adjustable-rate Mortgage Loans permits the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

      The Mortgage Loans have scheduled monthly payments due on the first day of the month (with respect to each Mortgage Loan, a "Due Date"). Each Mortgage Loan will contain a customary "due-on-sale" clause which provides that (subject to state and federal restrictions) the Mortgage Loan must be repaid at the time of sale of the related Mortgaged Property or with the consent of the holder of the mortgage note assumed by a creditworthy purchaser of the related Mortgaged Property.

      Approximately 80.24% of the Group I Mortgage Loans, approximately 79.51% of the Group II Mortgage Loans and approximately 74.21% of the Group III Mortgage Loans provide for payment by the mortgagor of a prepayment charge on certain principal prepayments, subject to certain limitations in the related mortgage note and limitations upon collection in the Pooling and Servicing Agreement. Generally, each such Mortgage Loan provides for payment of a prepayment charge on certain prepayments made within a defined period set forth in the related Mortgage Note (generally within the first three years but possibly as short as one year from the date of origination of such Mortgage
Loan). The amount of the prepayment charge is as provided in the related Mortgage Note. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans in all of the loan groups, and such amounts will not be available for distribution on the other classes of Certificates. Under certain instances, as described under the terms of the Pooling and Servicing Agreement, the Master Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. The Depositor makes no representation as to the effect that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. As of July 1, 2003, the Alternative Mortgage Parity Act of 1982 (the "Parity Act"), which regulates the ability of the Originator to impose prepayment charges, was amended, and as a result, the Originator will be required to comply with state and local laws in originating mortgage loans with prepayment charge provisions with respect to loans originated on or after July 1, 2003. The Depositor makes no representations as to the effect that the prepayment charges, decisions by the Master Servicer with respect to the waiver thereof and the recent amendment of the Parity Act, may have on the prepayment performance of the Mortgage Loans. However, the OTS's ruling does not retroactively affect loans originated before July 1, 2003. See "Certain Legal Aspects of Mortgage Loans-Enforceability of Certain Provisions-Prepayment Charges" in the prospectus.

      None of the Mortgage Loans are Buydown Mortgage Loans.

Group I Mortgage Loan Statistics

      The average principal balance of the Group I Mortgage Loans at origination was approximately $136,630. No Group I Mortgage Loan had a principal balance at origination greater than approximately $489,000 or less than approximately $60,000. The average principal balance of the Group I Mortgage Loans as of the Cut-off Date was approximately $136,450. No Group I Mortgage Loan had a principal balance as of the Cut-off Date greater than approximately $488,273 or less than approximately $51,583.

      The Group I Mortgage Loans had Mortgage Rates as of the Cut-off Date ranging from approximately 4.77% per annum to approximately 14.30% per annum, and the weighted average current Mortgage Rate on the Group I Mortgage Loans was approximately 8.47% per annum. As of the Cut-off Date, the adjustable-rate Group I Mortgage Loans had Gross Margins ranging from approximately 3.00% to approximately 8.60%, Minimum Mortgage Rates ranging from approximately 5.35% per annum to approximately 14.30% per annum and Maximum Mortgage Rates ranging from approximately 11.35% per annum to approximately 20.30% per annum. As of the Cut-off Date, the weighted average Gross Margin on the adjustable-rate Group I Mortgage Loans was approximately 6.02%, the weighted average Minimum Mortgage Rate on the adjustable-rate Group I Mortgage Loans was approximately 8.69% per annum and the weighted average Maximum Mortgage Rate on the adjustable-rate Group I Mortgage Loans was approximately 14.69% per annum. The latest first Adjustment Date following the Cut-off Date on any adjustable-rate Group I Mortgage Loan occurs in September 2005 and the weighted average next Adjustment Date for all of the adjustable-rate Group I

Mortgage Loans following the Cut-off Date is February 2005.

      The weighted average loan-to-value ratio at origination of the Group I Mortgage Loans was approximately 78.08%. At origination, no Group I Mortgage Loan had a loan-to-value ratio greater than approximately 95.00% or less than approximately 15.00%.

      The weighted average remaining term to stated maturity of the Group I Mortgage Loans was approximately 349 months as of the Cut-off Date. None of the Group I Mortgage Loans had a first Due Date prior to March 2003 or after October 2003, or will have a remaining term to stated maturity of less than 119 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group I Mortgage Loan is September 2033.

      The Group I Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

   Principal Balances of the Group I Mortgage Loans as of the Cut-off Date(1)

                                                             Aggregate Principal Balance            % of Aggregate Principal
   Range of Principal Balances as          Number of        Outstanding as of the Cut-off        Balance Outstanding as of the
       of the Cut-off Date ($)           Mortgage Loans                  Date                             Cut-off Date
-------------------------------------    --------------     -----------------------------        -----------------------------
 50,000.01 - 100,000.00 .............         3,753               $  288,994,961.74                          20.287%
100,000.01 - 150,000.00 .............         3,118                  385,523,892.79                          27.063
150,000.01 - 200,000.00 .............         1,856                  321,480,734.13                          22.567
200,000.01 - 250,000.00 .............           971                  217,273,415.45                          15.252
250,000.01 - 300,000.00 .............           561                  152,733,796.76                          10.722
300,000.01 - 350,000.00 .............           158                   49,644,434.32                           3.485
350,000.01 - 400,000.00 .............            17                    6,344,070.55                           0.445
400,000.01 - 450,000.00 .............             5                    2,053,611.26                           0.144
450,000.01 - 500,000.00 .............             1                      488,272.69                           0.034
                                             ------               -----------------                         -------
     Total ..........................        10,440               $1,424,537,189.69                         100.000%
                                             ======               =================                         =======

----------
(1) The average principal balance of the Group I Mortgage Loans as of the Cut-off Date was approximately $136,450.

 Current Mortgage Rates of the Group I Mortgage Loans as of the Cut-off Date(1)

                                                             Aggregate Principal Balance            % of Aggregate Principal
                                           Number of        Outstanding as of the Cut-off        Balance Outstanding as of the
      Current Mortgage Rate (%)          Mortgage Loans                  Date                             Cut-off Date
-------------------------------------    --------------     -----------------------------        -----------------------------
Less than 6.500 .....................           270               $   45,513,302.63                           3.195%
    6.500 - 6.999 ...................         1,110                  183,589,695.29                          12.888
    7.000 - 7.499 ...................           579                   87,473,476.81                           6.140
    7.500 - 7.999 ...................         1,914                  296,763,821.04                          20.832
    8.000 - 8.499 ...................           603                   77,456,289.24                           5.437
    8.500 - 8.999 ...................         2,214                  310,565,107.60                          21.801
    9.000 - 9.499 ...................           745                   88,818,137.57                           6.235
    9.500 - 9.999 ...................         1,544                  186,276,474.73                          13.076
   10.000 - 10.499 ..................           464                   50,788,476.67                           3.565
   10.500 - 10.999 ..................           593                   60,565,428.14                           4.252
   11.000 - 11.499 ..................           169                   15,197,424.99                           1.067
   11.500 - 11.999 ..................           193                   17,570,289.06                           1.233
   12.000 - 12.499 ..................            31                    2,994,738.48                           0.210
   12.500 - 12.999 ..................             9                      834,604.58                           0.059
   13.000 - 13.499 ..................             1                       61,957.94                           0.004
   14.000 - 14.499 ..................             1                       67,964.92                           0.005
                                             ------               -----------------                         -------
    Total ...........................        10,440               $1,424,537,189.69                         100.000%
                                             ======               =================                         =======

----------
(1) The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Cut-off Date was approximately 8.47% per annum.

     Maximum Mortgage Rates of the Adjustable-Rate Group I Mortgage Loans(1)

                                                             Aggregate Principal Balance            % of Aggregate Principal
                                           Number of        Outstanding as of the Cut-off        Balance Outstanding as of the
      Maximum Mortgage Rate (%)          Mortgage Loans                  Date                             Cut-off Date
-------------------------------------    --------------     -----------------------------        -----------------------------
Less than 12.500 ....................           212               $   35,823,194.77                           3.143%
   12.500 - 12.999 ..................           475                   82,353,284.59                           7.226
   13.000 - 13.499 ..................           379                   59,499,876.58                           5.221
   13.500 - 13.999 ..................         1,330                  215,515,754.10                          18.911
   14.000 - 14.499 ..................           486                   63,584,306.50                           5.579
   14.500 - 14.999 ..................         2,022                  289,221,307.73                          25.378
   15.000 - 15.499 ..................           699                   83,965,471.00                           7.368
   15.500 - 15.999 ..................         1,421                  171,900,934.74                          15.084
   16.000 - 16.499 ..................           423                   47,075,342.82                           4.131
   16.500 - 16.999 ..................           546                   56,838,854.86                           4.987
   17.000 - 17.499 ..................           152                   14,007,126.91                           1.229
   17.500 - 17.999 ..................           174                   16,161,493.81                           1.418
   18.000 - 18.499 ..................            28                    2,743,898.14                           0.241
   18.500 - 18.999 ..................             9                      834,604.58                           0.073
   19.000 - 19.499 ..................             1                       61,957.94                           0.005
   20.000 - 20.499 ..................             1                       67,964.92                           0.006
                                             ------               -----------------                         -------
    Total ...........................         8,358               $1,139,655,373.99                         100.000%
                                             ======               =================                         =======

----------
(1) The weighted average Maximum Mortgage Rate of the adjustable-rate Group I Mortgage Loans as of the Cut-off Date was approximately 14.69% per annum.

     Minimum Mortgage Rates of the Adjustable-Rate Group I Mortgage Loans(1)

                                                             Aggregate Principal Balance            % of Aggregate Principal
                                           Number of        Outstanding as of the Cut-off        Balance Outstanding as of the
      Minimum Mortgage Rate (%)          Mortgage Loans                  Date                             Cut-off Date
-------------------------------------    --------------     -----------------------------        -----------------------------
Less than 6.500 .....................           212               $   35,823,194.77                           3.143%
    6.500 - 6.999 ...................           475                   82,353,284.59                           7.226
    7.000 - 7.499 ...................           379                   59,499,876.58                           5.221
    7.500 - 7.999 ...................         1,330                  215,515,754.10                          18.911
    8.000 - 8.499 ...................           486                   63,584,306.50                           5.579
    8.500 - 8.999 ...................         2,022                  289,221,307.73                          25.378
    9.000 - 9.499 ...................           699                   83,965,471.00                           7.368
    9.500 - 9.999 ...................         1,421                  171,900,934.74                          15.084
   10.000 - 10.499 ..................           423                   47,075,342.82                           4.131
   10.500 - 10.999 ..................           546                   56,838,854.86                           4.987
   11.000 - 11.499 ..................           152                   14,007,126.91                           1.229
   11.500 - 11.999 ..................           174                   16,161,493.81                           1.418
   12.000 - 12.499 ..................            28                    2,743,898.14                           0.241
   12.500 - 12.999 ..................             9                      834,604.58                           0.073
   13.000 - 13.499 ..................             1                       61,957.94                           0.005
   14.000 - 14.499 ..................             1                       67,964.92                           0.006
                                             ------               -----------------                         -------
    Total ...........................         8,358               $1,139,655,373.99                         100.000%
                                             ======               =================                         =======

----------
(1) The weighted average Minimum Mortgage Rate of the adjustable-rate Group I Mortgage Loans as of the Cut-off Date was approximately 8.69% per annum.

         Gross Margins of the Adjustable-Rate Group I Mortgage Loans(1)

                                                             Aggregate Principal Balance            % of Aggregate Principal
                                           Number of        Outstanding as of the Cut-off        Balance Outstanding as of the
          Gross Margins (%)              Mortgage Loans                  Date                             Cut-off Date
-------------------------------------    --------------     -----------------------------        -----------------------------
Less than or equal to 3.749 .........             4               $      508,454.96                           0.045%
   3.750 - 3.999 ....................            12                    1,604,765.43                           0.141
   4.000 - 4.249 ....................             8                      949,623.90                           0.083
   4.250 - 4.499 ....................             7                    1,098,021.95                           0.096
   4.500 - 4.749 ....................             9                    1,184,657.50                           0.104
   4.750 - 4.999 ....................           229                   37,175,564.72                           3.262
   5.000 - 5.249 ....................           343                   53,751,941.51                           4.717
   5.250 - 5.499 ....................           307                   47,465,971.24                           4.165
   5.500 - 5.749 ....................           536                   80,641,301.48                           7.076
   5.750 - 5.999 ....................           642                   92,448,266.80                           8.112
   6.000 - 6.249 ....................         2,831                  385,161,777.13                          33.796
   6.250 - 6.499 ....................           687                   93,375,364.24                           8.193
   6.500 - 6.749 ....................         1,521                  192,891,801.80                          16.925
   6.750 - 6.999 ....................         1,221                  151,264,124.90                          13.273
   7.250 or greater .................             1                      133,736.43                           0.012
                                             ------               -----------------                         -------
   Total ............................         8,358               $1,139,655,373.99                         100.000%
                                             ======               =================                         =======

----------
(1) The weighted average Gross Margin of the adjustable-rate Group I Mortgage Loans as of the Cut-off Date was approximately 6.02% per annum.

     Next Adjustment Date for the Adjustable-Rate Group I Mortgage Loans(1)

                                                             Aggregate Principal Balance            % of Aggregate Principal
                                           Number of        Outstanding as of the Cut-off        Balance Outstanding as of the
         Next Adjustment Date            Mortgage Loans                  Date                             Cut-off Date
-------------------------------------    --------------     -----------------------------        -----------------------------
February 2005 .......................            26               $    3,683,350.06                           0.323%
March 2005 ..........................           184                   24,672,559.40                           2.165
April 2005 ..........................           131                   16,065,491.81                           1.410
May 2005 ............................           764                  105,927,964.43                           9.295
June 2005 ...........................         2,445                  342,588,012.22                          30.061
July 2005 ...........................         2,642                  364,746,631.14                          32.005
August 2005 .........................         1,856                  241,886,964.93                          21.225
September 2005 ......................           310                   40,084,400.00                           3.517
                                             ------               -----------------                         -------
   Total ............................         8,358               $1,139,655,373.99                         100.000%
                                             ======               =================                         =======

----------
(1) The weighted average next Adjustment Date for the adjustable-rate Group I Mortgage Loans as of the Cut-off Date is June 2005.

         Original Loan-to-Value Ratios of the Group I Mortgage Loans(1)

                                                             Aggregate Principal Balance            % of Aggregate Principal
                                           Number of        Outstanding as of the Cut-off        Balance Outstanding as of the
  Original Loan-to-Value Ratio (%)       Mortgage Loans                  Date                             Cut-off Date
-------------------------------------    --------------     -----------------------------        -----------------------------
Less than or equal to 30.00 .........            82               $    6,440,106.31                           0.452%
   30.01 - 35.00 ....................            58                    5,947,792.58                           0.418
   35.01 - 40.00 ....................            95                   10,729,632.84                           0.753
   40.01 - 45.00 ....................           131                   14,914,099.24                           1.047
   45.01 - 50.00 ....................           188                   21,904,853.36                           1.538
   50.01 - 55.00 ....................           233                   28,751,014.29                           2.018
   55.01 - 60.00 ....................           414                   51,127,295.65                           3.589
   60.01 - 65.00 ....................           483                   62,024,733.02                           4.354
   65.01 - 70.00 ....................           623                   80,965,647.03                           5.684
   70.01 - 75.00 ....................         1,748                  223,847,456.44                          15.714
   75.01 - 80.00 ....................         1,617                  208,558,938.64                          14.640
   80.01 - 85.00 ....................         1,910                  276,986,759.55                          19.444
   85.01 - 90.00 ....................         2,640                  394,855,617.38                          27.718
   90.01 - 95.00 ....................           218                   37,483,243.36                           2.631
                                             ------               -----------------                         -------
   Total ............................        10,440               $1,424,537,189.69                         100.000%
                                             ======               =================                         =======

----------
(1) The weighted average original loan-to-value ratio of the Group I Mortgage Loans as of the Cut-off Date was approximately 78.08%.

             Mortgaged Property Types of the Group I Mortgage Loans

                                                             Aggregate Principal Balance            % of Aggregate Principal
                                           Number of        Outstanding as of the Cut-off        Balance Outstanding as of the
            Property Type                Mortgage Loans                  Date                             Cut-off Date
-------------------------------------    --------------     -----------------------------        -----------------------------
Single Family Detached ..............         8,764               $1,189,534,210.86                          83.503%
Two- to Four-Family .................           443                   78,597,638.20                           5.517
Planned Unit Development Detached ...           512                   69,629,018.82                           4.888
Condominium .........................           367                   50,976,458.28                           3.578
Manufactured Housing ................           224                   19,839,660.83                           1.393
Single Family Attached ..............            68                    7,543,100.09                           0.530
Planned Unit Development Attached ...            62                    8,417,102.61                           0.591
                                             ------               -----------------                         -------
   Total ............................        10,440               $1,424,537,189.69                         100.000%
                                             ======               =================                         =======

      Mortgaged Property Occupancy Status of the Group I Mortgage Loans(1)

                                                             Aggregate Principal Balance            % of Aggregate Principal
                                           Number of        Outstanding as of the Cut-off        Balance Outstanding as of the
           Occupancy Status              Mortgage Loans                  Date                             Cut-off Date
-------------------------------------    --------------     -----------------------------        -----------------------------
Owner Occupied ......................        10,069               $1,381,788,786.55                          96.999%
Non Owner Occupied ..................           309                   34,686,048.98                           2.435
Second Home .........................            62                    8,062,354.16                           0.566
                                             ------               -----------------                         -------
   Total ............................        10,440               $1,424,537,189.69                         100.000%
                                             ======               =================                         =======

----------
(1) Occupancy status as represented by the mortgagor at the time of origination.

                      Purpose of the Group I Mortgage Loans

                                                             Aggregate Principal Balance            % of Aggregate Principal
                                           Number of        Outstanding as of the Cut-off        Balance Outstanding as of the
               Purpose                   Mortgage Loans                  Date                             Cut-off Date
-------------------------------------    --------------     -----------------------------        -----------------------------
Refinance-Debt Consolidation,
 Cashout(1) .........................         6,762               $  872,008,773.82                          61.213%
Refinance-Debt Consolidation,
 No Cashout(2) ......................         3,645                  547,167,848.29                          38.410
Purchase ............................            33                    5,360,567.58                           0.376
                                             ------               -----------------                         -------
   Total ............................        10,440               $1,424,537,189.69                         100.000%
                                             ======               =================                         =======

----------
(1) Cash proceeds to the borrower exclusive of Debt Consolidation payments exceed 3% of the original Principal Balance of the related mortgage loan. Also includes all home equity loans originated in Texas with any cash proceeds.

(2) Cash proceeds to the borrower exclusive of Debt Consolidation payments are 3% or less of the original Principal Balance of the related mortgage loan. Excludes home equity loans originated in Texas with any cash proceeds.

    Geographic Distribution of the Mortgaged Properties Relating to the Group
                               I Mortgage Loans(1)

                                                             Aggregate Principal Balance            % of Aggregate Principal
                                           Number of        Outstanding as of the Cut-off        Balance Outstanding as of the
              Location                   Mortgage Loans                  Date                             Cut-off Date
-------------------------------------    --------------     -----------------------------        -----------------------------
Alabama .............................           212               $   22,069,214.28                           1.549%
Alaska ..............................             7                      798,742.04                           0.056
Arizona .............................           204                   25,246,780.66                           1.772
Arkansas ............................            23                    2,600,725.94                           0.183
California ..........................         1,382                  254,433,757.32                          17.861
Colorado ............................           322                   50,156,612.02                           3.521
Connecticut .........................           222                   32,438,944.39                           2.277
Delaware ............................            43                    5,892,414.25                           0.414
Florida .............................         1,062                  125,445,166.54                           8.806
Georgia .............................            60                    7,255,627.02                           0.509
Hawaii ..............................            35                    7,670,874.36                           0.538
Idaho ...............................            11                    1,362,299.60                           0.096
Illinois ............................           582                   79,570,960.30                           5.586
Indiana .............................           192                   18,070,951.69                           1.269
Iowa ................................           171                   16,453,823.74                           1.155
Kansas ..............................            71                    7,155,137.07                           0.502
Kentucky ............................            37                    3,367,445.00                           0.236
Louisiana ...........................           109                   10,760,710.71                           0.755
Maine ...............................            67                    8,370,505.97                           0.588
Maryland ............................           290                   42,988,099.04                           3.018
Massachusetts .......................           531                   92,571,847.96                           6.498
Michigan ............................           496                   54,373,400.62                           3.817
Minnesota ...........................           550                   81,336,357.65                           5.710
Mississippi .........................            78                    7,401,218.51                           0.520
Missouri ............................           196                   19,383,436.11                           1.361
Montana .............................             1                      107,839.18                           0.008
Nebraska ............................            50                    4,757,306.76                           0.334
Nevada ..............................            58                    8,152,408.57                           0.572
New Hampshire .......................            73                    9,653,275.02                           0.678
New Jersey ..........................           417                   68,950,405.12                           4.840
New Mexico ..........................            60                    7,415,868.36                           0.521
New York ............................           447                   81,163,019.44                           5.698
North Carolina ......................            21                    2,497,965.29                           0.175
North Dakota ........................             4                      395,082.06                           0.028
Ohio ................................           256                   25,886,197.23                           1.817
Oklahoma ............................           102                   10,184,278.54                           0.715
Oregon ..............................            41                    6,105,833.69                           0.429
Pennsylvania ........................           326                   37,414,208.35                           2.626
Rhode Island ........................           161                   23,709,944.15                           1.664
South Carolina ......................            22                    2,213,696.73                           0.155
South Dakota ........................             9                    1,158,214.74                           0.081
Tennessee ...........................            72                    7,107,594.85                           0.499
Texas ...............................           843                   79,038,306.42                           5.548
Utah ................................            19                    2,569,073.27                           0.180
Vermont .............................             9                      947,884.26                           0.067
Washington ..........................           184                   30,610,013.25                           2.149
Wisconsin ...........................           300                   36,069,938.70                           2.532
Wyoming .............................            12                    1,253,782.92                           0.088
                                             ------               -----------------                         -------
   Total: ...........................        10,440               $1,424,537,189.69                         100.000%
                                             ======               =================                         =======

----------
(1) The greatest ZIP Code geographic concentration of the Group I Mortgage Loans was approximately 0.21% in the 92114 ZIP Code.

     Qualifying FICO Scores for the Group I Mortgage Loans at Origination(1)

                                                             Aggregate Principal Balance            % of Aggregate Principal
                                           Number of        Outstanding as of the Cut-off        Balance Outstanding as of the
        Qualifying FICO Score            Mortgage Loans                  Date                             Cut-off Date
-------------------------------------    --------------     -----------------------------        -----------------------------
500 -- 519 ..........................           655               $   78,283,113.62                           5.495%
520 -- 539 ..........................         1,113                  141,469,471.72                           9.931
540 -- 559 ..........................         1,308                  166,979,515.69                          11.722
560 -- 579 ..........................         1,331                  178,143,408.91                          12.505
580 -- 599 ..........................           998                  130,590,404.20                           9.167
600 -- 619 ..........................           995                  138,920,735.49                           9.752
620 -- 639 ..........................         1,135                  158,638,487.59                          11.136
640 -- 659 ..........................           878                  126,014,113.73                           8.846
660 -- 679 ..........................           599                   88,515,351.51                           6.214
680 -- 699 ..........................           576                   86,989,202.46                           6.106
700 -- 719 ..........................           338                   52,692,302.26                           3.699
720 -- 739 ..........................           236                   36,764,802.25                           2.581
740 -- 759 ..........................           148                   21,175,410.92                           1.486
760 -- 779 ..........................            83                   12,585,460.06                           0.883
780 -- 799 ..........................            39                    5,552,335.17                           0.390
greater than 800 ....................             8                    1,223,074.11                           0.086
                                             ------               -----------------                         -------
   Total ............................        10,440               $1,424,537,189.69                         100.000%
                                             ======               =================                         =======

----------
(1) The weighted average qualifying FICO score at origination of the Group I Mortgage Loans that had FICO scores was approximately 607. See "--FICO Scores" herein.

              Income Documentation of the Group I Mortgage Loans(1)

                                                             Aggregate Principal Balance            % of Aggregate Principal
                                           Number of        Outstanding as of the Cut-off        Balance Outstanding as of the
         Income Documentation            Mortgage Loans                  Date                             Cut-off Date
-------------------------------------    --------------     -----------------------------        -----------------------------
Full Documentation Program ..........         7,310               $  969,116,177.12                           68.03%
Stated Income Documentation Program .         2,258                  321,211,715.38                          22.548
Limited Documentation Program .......           872                  134,209,297.19                           9.421
                                             ------               -----------------                         -------
   Total ............................        10,440               $1,424,537,189.69                         100.000%
                                             ======               =================                         =======

----------
(1) For a description of each documentation level, see "The Mortgage Loans--Underwriting Standards" herein.

                 Risk Categories for the Group I Mortgage Loans

                                                             Aggregate Principal Balance            % of Aggregate Principal
                                           Number of        Outstanding as of the Cut-off        Balance Outstanding as of the
            Risk Category                Mortgage Loans                  Date                             Cut-off Date
-------------------------------------    --------------     -----------------------------        -----------------------------
2A ..................................         2,082               $  278,389,708.53                          19.542%
3A ..................................           760                  108,448,608.79                           7.613
4A ..................................           919                  129,792,267.70                           9.111
5A ..................................           759                  110,341,837.89                           7.746
6A ..................................           524                   77,960,703.85                           5.473
7A ..................................           679                  102,512,592.00                           7.196
8A ..................................           691                  106,000,979.68                           7.441
A ...................................           874                  117,851,132.26                           8.273
B ...................................         1,620                  203,804,739.27                          14.307
C ...................................         1,401                  173,848,031.58                          12.204
D ...................................           131                   15,586,588.14                           1.094
                                             ------               -----------------                         -------
   Total ............................        10,440               $1,424,537,189.69                         100.000%
                                             ======               =================                         =======

Group II Mortgage Loan Statistics

      The average principal balance of the Group II Mortgage Loans at origination was approximately $143,570. No Group II Mortgage Loan had a principal balance at origination greater than approximately $600,000 or less than approximately $60,000. The average principal balance of the Group II Mortgage Loans as of the Cut-off Date was approximately $143,258. No Group II Mortgage Loan had a principal balance as of the Cut-off Date greater than approximately $598,911 or less than approximately $59,061.

      The Group II Mortgage Loans had Mortgage Rates as of the Cut-off Date ranging from approximately 4.95% per annum to approximately 13.60% per annum, and the weighted average Mortgage Rate on the Group II Mortgage Loans was approximately 7.50% per annum.

      The weighted average loan-to-value ratio at origination of the Group II Mortgage Loans was approximately 79.42%. At origination, no Group II Mortgage Loan had a loan-to-value ratio greater than approximately 95.00% or less than approximately 13.20%.

      The weighted average remaining term to stated maturity of the Group II Mortgage Loans was approximately 333 months as of the Cut-off Date. None of the Group II Mortgage Loans had a first Due Date prior to February 2003 or after October 2003, or will have a remaining term to stated maturity of less than 174 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group II Mortgage Loan is September 2033.

      The Group II Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

   Principal Balances of the Group II Mortgage Loans as of the Cut-off Date(1)

                                                             Aggregate Principal Balance            % of Aggregate Principal
   Range of Principal Balances as          Number of        Outstanding as of the Cut-off        Balance Outstanding as of the
       of the Cut-off Date ($)           Mortgage Loans                  Date                             Cut-off Date
-------------------------------------    --------------     -----------------------------        -----------------------------
 50,000.01 - 100,000.00 .............         1,944               $  150,073,446.28                          18.558%
100,000.01 - 150,000.00 .............         1,692                  209,854,619.97                          25.950
150,000.01 - 200,000.00 .............           941                  163,106,760.91                          20.169
200,000.01 - 250,000.00 .............           541                  120,247,127.88                          14.869
250,000.01 - 300,000.00 .............           296                   80,447,466.59                           9.948
300,000.01 - 350,000.00 .............           127                   40,584,170.38                           5.018
350,000.01 - 400,000.00 .............            46                   17,262,576.66                           2.135
400,000.01 - 450,000.00 .............            28                   11,853,267.53                           1.466
450,000.01 - 500,000.00 .............            17                    8,181,042.51                           1.012
500,000.01 - 550,000.00 .............             8                    4,170,980.19                           0.516
550,000.01 - 600,000.00 .............             5                    2,909,884.66                           0.360
                                             ------               -----------------                         -------
     Total ..........................         5,645               $  808,691,343.56                         100.000%
                                             ======               =================                         =======

----------
(1) The average principal balance of the Group II Mortgage Loans as of the Cut-off Date was approximately $143,258.

     Mortgage Rates of the Group II Mortgage Loans as of the Cut-off Date(1)

                                                             Aggregate Principal Balance            % of Aggregate Principal
                                           Number of        Outstanding as of the Cut-off        Balance Outstanding as of the
           Mortgage Rate (%)             Mortgage Loans                  Date                             Cut-off Date
-------------------------------------    --------------     -----------------------------        -----------------------------
Less than 6.500 .....................           251               $   57,591,709.67                           7.122%
  6.500 - 6.999 .....................         1,687                  287,151,256.86                          35.508
  7.000 - 7.499 .....................           512                   69,933,808.57                           8.648
  7.500 - 7.999 .....................         1,590                  223,484,561.51                          27.635
  8.000 - 8.499 .....................           265                   30,354,116.89                           3.753
  8.500 - 8.999 .....................           525                   59,271,647.54                           7.329
  9.000 - 9.499 .....................           110                   11,842,359.10                           1.464
  9.500 - 9.999 .....................           341                   36,166,003.34                           4.472
 10.000 - 10.499 ....................           117                   12,104,161.11                           1.497
 10.500 - 10.999 ....................           145                   12,914,728.54                           1.597
 11.000 - 11.499 ....................            44                    3,284,136.52                           0.406
 11.500 - 11.999 ....................            47                    3,590,000.67                           0.444
 12.000 - 12.499 ....................             7                      759,960.56                           0.094
 12.500 - 12.999 ....................             1                       62,953.25                           0.008
 13.500 - 13.999 ....................             3                      179,939.43                           0.022
                                             ------               -----------------                         -------
        Total .......................         5,645               $  808,691,343.56                         100.000%
                                             ======               =================                         =======

----------
(1) The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the Cut-off Date was approximately 7.50% per annum.

         Original Loan-to-Value Ratios of the Group II Mortgage Loans(1)

                                                             Aggregate Principal Balance            % of Aggregate Principal
                                           Number of        Outstanding as of the Cut-off        Balance Outstanding as of the
  Original Loan-to-Value Ratio (%)       Mortgage Loans                  Date                             Cut-off Date
-------------------------------------    --------------     -----------------------------        -----------------------------
Less than or equal to 30.00 .........            63               $    5,963,968.58                           0.737%
30.01 - 35.00 .......................            33                    3,676,693.87                           0.455
35.01 - 40.00 .......................            59                    6,761,121.04                           0.836
40.01 - 45.00 .......................            66                    7,064,220.43                           0.874
45.01 - 50.00 .......................            98                   12,352,760.57                           1.528
50.01 - 55.00 .......................           147                   19,909,024.94                           2.462
55.01 - 60.00 .......................           200                   26,868,127.19                           3.322
60.01 - 65.00 .......................           239                   31,673,987.84                           3.917
65.01 - 70.00 .......................           302                   41,707,119.07                           5.157
70.01 - 75.00 .......................           539                   70,566,270.46                           8.726
75.01 - 80.00 .......................           852                  111,830,447.38                          13.829
80.01 - 85.00 .......................           815                  119,780,047.99                          14.812
85.01 - 90.00 .......................         1,947                  301,967,487.71                          37.340
90.01 - 95.00 .......................           285                   48,570,066.49                           6.006
                                             ------               -----------------                         -------
      Total .........................         5,645               $  808,691,343.56                         100.000%
                                             ======               =================                         =======

----------
(1) The weighted average original loan-to-value ratio of the Group II Mortgage Loans as of the Cut-off Date was approximately 79.42%.

             Mortgaged Property Types of the Group II Mortgage Loans

                                                             Aggregate Principal Balance            % of Aggregate Principal
                                           Number of        Outstanding as of the Cut-off        Balance Outstanding as of the
            Property Type                Mortgage Loans                  Date                             Cut-off Date
-------------------------------------    --------------     -----------------------------        -----------------------------
Single Family Detached ..............         4,643               $  660,093,288.62                          81.625%
Two- to Four-Family .................           276                   50,437,119.86                           6.237
Planned Unit Development Detached ...           301                   48,698,680.81                           6.022
Condominium .........................           209                   27,151,240.22                           3.357
Planned Unit Development Attached ...            41                    6,086,502.31                           0.753
Manufactured Housing ................           132                   12,164,732.41                           1.504
Single Family Attached ..............            43                    4,059,779.33                           0.502
                                             ------               -----------------                         -------
   Total ............................         5,645               $  808,691,343.56                         100.000%
                                             ======               =================                         =======

      Mortgaged Property Occupancy Status of the Group II Mortgage Loans(1)

                                                             Aggregate Principal Balance            % of Aggregate Principal
                                           Number of        Outstanding as of the Cut-off        Balance Outstanding as of the
           Occupancy Status              Mortgage Loans                  Date                             Cut-off Date
-------------------------------------    --------------     -----------------------------        -----------------------------
Owner Occupied ......................         5,268               $  761,931,474.62                          94.218%
Non Owner Occupied ..................           322                   39,979,723.05                           4.944
Second Home .........................            55                    6,780,145.89                           0.838
                                             ------               -----------------                         -------
   Total ............................         5,645               $  808,691,343.56                         100.000%
                                             ======               =================                         =======

----------
(1) Occupancy status as represented by the mortgagor at the time of origination.

                     Purpose of the Group II Mortgage Loans

                                                             Aggregate Principal Balance            % of Aggregate Principal
                                           Number of        Outstanding as of the Cut-off        Balance Outstanding as of the
              Purpose                    Mortgage Loans                  Date                             Cut-off Date
-------------------------------------    --------------     -----------------------------        -----------------------------
Refinance-Debt Consolidation,
 Cashout(1) .........................         3,531               $  473,785,289.33                          58.587%
Refinance-Debt Consolidation,
 No Cashout(2) ......................         2,098                  332,772,709.35                          41.150
Purchase ............................            16                    2,133,344.88                           0.264
                                             ------               -----------------                         -------
   Total ............................         5,645               $  808,691,343.56                         100.000%
                                             ======               =================                         =======

----------
(1) Cash proceeds to the borrower exclusive of Debt Consolidation payments exceed 3% of the original Principal Balance of the related mortgage loan. Also includes all home equity loans originated in Texas with any cash proceeds.

(2) Cash proceeds to the borrower exclusive of Debt Consolidation payments are 3% or less of the original Principal Balance of the related mortgage loan. Excludes home equity loans originated in Texas with any cash proceeds.

    Geographic Distribution of the Mortgaged Properties Relating to the Group
                              II Mortgage Loans(1)

                                                             Aggregate Principal Balance            % of Aggregate Principal
                                           Number of        Outstanding as of the Cut-off        Balance Outstanding as of the
               Location                  Mortgage Loans                  Date                             Cut-off Date
-------------------------------------    --------------     -----------------------------        -----------------------------
Alabama .............................           142               $   16,099,349.98                           1.991%
Alaska ..............................             2                      323,103.34                           0.040
Arizona .............................           117                   14,158,110.13                           1.751
Arkansas ............................            16                    1,365,299.79                           0.169
California ..........................           903                  181,466,575.19                          22.440
Colorado ............................           180                   29,654,918.71                           3.667
Connecticut .........................           106                   16,351,272.28                           2.022
Delaware ............................            10                    1,271,361.61                           0.157
Florida .............................           601                   73,360,805.70                           9.072
Georgia .............................            20                    2,304,412.48                           0.285
Hawaii ..............................            42                    8,641,909.02                           1.069
Idaho ...............................             4                      450,894.43                           0.056
Illinois ............................           197                   26,242,622.61                           3.245
Indiana .............................            94                    8,908,322.77                           1.102
Iowa ................................            54                    5,081,149.77                           0.628
Kansas ..............................            11                    1,443,783.23                           0.179
Kentucky ............................            22                    3,226,911.48                           0.399
Louisiana ...........................           129                   12,699,507.92                           1.570
Maine ...............................            29                    3,302,335.56                           0.408
Maryland ............................           172                   25,810,519.07                           3.192
Massachusetts .......................           182                   35,952,603.58                           4.446
Michigan ............................           298                   34,142,681.57                           4.222
Minnesota ...........................           271                   40,277,169.21                           4.981
Mississippi .........................            52                    5,439,509.63                           0.673
Missouri ............................            64                    7,275,734.52                           0.900
Montana .............................             2                      198,679.52                           0.025
Nebraska ............................            33                    2,949,381.45                           0.365
Nevada ..............................            26                    4,101,043.85                           0.507
New Hampshire .......................            46                    6,462,256.37                           0.799
New Jersey ..........................           166                   27,871,362.16                           3.446
New Mexico ..........................            28                    3,389,713.12                           0.419
New York ............................           253                   45,108,697.18                           5.578
North Carolina ......................            11                    1,400,752.51                           0.173
North Dakota ........................             1                      118,663.66                           0.015
Ohio ................................           106                   11,171,088.94                           1.381
Oklahoma ............................            80                    8,177,169.67                           1.011
Oregon ..............................            26                    3,418,490.30                           0.423
Pennsylvania ........................           257                   30,090,069.67                           3.721
Rhode Island ........................            78                   12,423,157.25                           1.536
South Carolina ......................            12                    1,361,488.70                           0.168
South Dakota ........................             6                      681,110.94                           0.084
Tennessee ...........................            48                    5,626,222.57                           0.696
Texas ...............................           448                   45,209,685.90                           5.590
Utah ................................             8                    1,004,934.82                           0.124
Vermont .............................             2                      270,723.60                           0.033
Washington ..........................           131                   21,274,752.59                           2.631
Wisconsin ...........................           137                   18,519,743.42                           2.290
Wyoming .............................            22                    2,611,291.79                           0.323
                                             ------               -----------------                         -------
   Total: ...........................         5,645               $  808,691,343.56                         100.000%
                                             ======               =================                         =======

----------
(1) The greatest ZIP Code geographic concentration of the Group II Mortgage Loans was approximately 0.25% in the 90044 ZIP Code.

    Qualifying FICO Scores for the Group II Mortgage Loans at Origination(1)

                                                             Aggregate Principal Balance            % of Aggregate Principal
                                           Number of        Outstanding as of the Cut-off        Balance Outstanding as of the
        Qualifying FICO Score            Mortgage Loans                  Date                             Cut-off Date
-------------------------------------    --------------     -----------------------------        -----------------------------
500 -- 519 ..........................            67               $    6,527,074.91                           0.807%
520 -- 539 ..........................            74                    7,764,482.58                           0.960
540 -- 559 ..........................           184                   20,324,866.18                           2.513
560 -- 579 ..........................           209                   24,213,045.28                           2.994
580 -- 599 ..........................           162                   17,585,653.31                           2.175
600 -- 619 ..........................           266                   29,747,198.41                           3.678
620 -- 639 ..........................           801                  109,532,432.95                          13.544
640 -- 659 ..........................           767                  105,449,670.43                          13.040
660 -- 679 ..........................           713                   97,943,556.10                          12.111
680 -- 699 ..........................           851                  134,814,335.58                          16.671
700 -- 719 ..........................           612                  100,520,240.90                          12.430
720 -- 739 ..........................           439                   73,848,848.57                           9.132
740 -- 759 ..........................           258                   41,518,435.36                           5.134
760 -- 779 ..........................           157                   25,054,227.57                           3.098
780 -- 799 ..........................            69                   11,593,192.80                           1.434
greater than 800 ....................            16                    2,254,082.63                           0.279
                                             ------               -----------------                         -------
   Total ............................         5,645               $  808,691,343.56                         100.000%
                                             ======               =================                         =======

----------
(1) The weighted average qualifying FICO score at origination of the Group II Mortgage Loans that had FICO scores was approximately 671. See "--FICO Scores" herein.

             Income Documentation of the Group II Mortgage Loans(1)

                                                             Aggregate Principal Balance            % of Aggregate Principal
                                           Number of        Outstanding as of the Cut-off        Balance Outstanding as of the
        Income Documentation             Mortgage Loans                  Date                             Cut-off Date
-------------------------------------    --------------     -----------------------------        -----------------------------
Full Documentation Program ..........         4,054               $  567,425,394.43                          70.166%
Limited Documentation Program .......           545                   84,310,606.13                          10.426
Stated Income Documentation Program .         1,046                  156,955,343.00                          19.409
                                             ------               -----------------                         -------
   Total ............................         5,645               $  808,691,343.56                         100.000%
                                             ======               =================                         =======

----------
(1) For a description of each documentation level, see "The Mortgage Loans--Underwriting Standards" herein.

                 Risk Categories for the Group II Mortgage Loans

                                                             Aggregate Principal Balance            % of Aggregate Principal
                                           Number of        Outstanding as of the Cut-off        Balance Outstanding as of the
            Risk Category                Mortgage Loans                  Date                             Cut-off Date
-------------------------------------    --------------     -----------------------------        -----------------------------
2A ..................................           483               $   55,888,539.46                           6.911%
3A ..................................           208                   24,888,813.92                           3.078
4A ..................................           784                  107,642,580.86                          13.311
5A ..................................           725                  100,472,240.61                          12.424
6A ..................................           686                   94,776,732.02                          11.720
7A ..................................         1,096                  170,680,507.41                          21.106
8A ..................................         1,256                  211,442,040.25                          26.146
A ...................................            90                    9,902,398.56                           1.224
B ...................................           136                   14,859,676.15                           1.837
C ...................................           171                   17,184,885.60                           2.125
D ...................................            10                      952,928.72                           0.118
                                             ------               -----------------                         -------
   Total ............................         5,645               $  808,691,343.56                         100.000%
                                             ======               =================                         =======

Group III Mortgage Loan Statistics

      The average principal balance of the Group III Mortgage Loans at origination was approximately $422,724. No Group III Mortgage Loan had a principal balance at origination greater than approximately $749,000 or less than approximately 322,800. The average principal balance of the Group III Mortgage Loans as of the Cut-off Date was approximately $422,102. No Group III Mortgage Loan had a principal balance as of the Cut-off Date greater than approximately $748,416 or less than approximately $322,664.

      The Group III Mortgage Loans had Mortgage Rates as of the Cut-off Date ranging from approximately 5.00% per annum to approximately 12.65% per annum, and the weighted average current Mortgage Rate on the Group III Mortgage Loans was approximately 7.90% per annum. As of the Cut-off Date, the Group III Mortgage Loans had Gross Margins ranging from approximately 3.00% to approximately 6.75%, Minimum Mortgage Rates ranging from approximately 5.00% per annum to approximately 12.65% per annum and Maximum Mortgage Rates ranging from approximately 11.00% per annum to approximately 18.65% per annum. As of the Cut-off Date, the weighted average Gross Margin on the Group III Mortgage Loans was approximately 5.81%, the weighted average Minimum Mortgage Rate on the Group III Mortgage Loans was approximately 8.17% per annum and the weighted average Maximum Mortgage Rate on the Group III Mortgage Loans was approximately 14.17% per annum. The latest first Adjustment Date following the Cut-off Date on any Group III Mortgage Loan occurs in September 2005 and the weighted average next Adjustment Date for all of the Group III Mortgage Loans following the Cut-off Date is June 2005.

      The weighted average loan-to-value ratio at origination of the Group III Mortgage Loans was approximately 79.63%. At origination, no Group III Mortgage Loan had a loan-to-value ratio greater than approximately 95.00% or less than approximately 20.00%.

      The weighted average remaining term to stated maturity of the Group III Mortgage Loans was approximately 356 months as of the Cut-off Date. None of the Group III Mortgage Loans had a first Due Date prior to March 2003 or after October 2033, or will have a remaining term to stated maturity of less than 175 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group III Mortgage Loan is September 2033.

      The Group III Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

  Principal Balances of the Group III Mortgage Loans as of the Cut-off Date(1)

                                                             Aggregate Principal Balance            % of Aggregate Principal
   Range of Principal Balances as           Number of       Outstanding as of the Cut-off        Balance Outstanding as of the
       of the Cut-off Date ($)            Mortgage Loans                 Date                             Cut-off Date
-------------------------------------     --------------    -----------------------------        -----------------------------
300,000.01 - 350,000.00 .............           140               $   47,216,646.84                          17.699%
350,000.01 - 400,000.00 .............           188                   70,250,749.01                          26.334
400,000.01 - 450,000.00 .............           118                   50,069,190.47                          18.769
450,000.01 - 500,000.00 .............            67                   31,994,425.63                          11.993
500,000.01 - 550,000.00 .............            43                   22,628,045.93                           8.482
550,000.01 - 600,000.00 .............            75                   43,860,852.06                          16.442
greater than 650,000.01 .............             1                      748,415.70                           0.281
                                                ---               -----------------                         -------
   Total ............................           632               $  266,768,325.64                         100.000%
                                                ===               =================                         =======

----------
(1) The average principal balance of the Group III Mortgage Loans as of the Cut-off Date was approximately $422,102.

Current Mortgage Rates of the Group III Mortgage Loans as of the Cut-off Date(1)

                                                             Aggregate Principal Balance            % of Aggregate Principal
                                            Number of       Outstanding as of the Cut-off        Balance Outstanding as of the
      Current Mortgage Rate (%)           Mortgage Loans                 Date                             Cut-off Date
-------------------------------------     --------------    -----------------------------        -----------------------------
Less than 6.500 .....................            58               $   24,731,876.74                           9.271%
    6.500 - 6.999 ...................           123                   51,166,829.96                          19.180
    7.000 - 7.499 ...................            48                   20,499,153.64                           7.684
    7.500 - 7.999 ...................           186                   79,621,586.70                          29.847
    8.000 - 8.499 ...................            27                   11,475,208.00                           4.302
    8.500 - 8.999 ...................           100                   40,388,036.93                          15.140
    9.000 - 9.499 ...................            21                    8,769,335.14                           3.287
    9.500 - 9.999 ...................            32                   14,108,230.83                           5.289
   10.000 - 10.499 ..................             5                    2,171,986.13                           0.814
   10.500 - 10.999 ..................            18                    7,844,153.19                           2.940
   11.000 - 11.499 ..................             1                      449,851.36                           0.169
   11.500 - 11.999 ..................            10                    4,353,848.26                           1.632
   12.000 - 12.499 ..................             1                      352,401.36                           0.132
   12.500 - 12.999 ..................             2                      835,827.40                           0.313
                                                ---               -----------------                         -------
    Total ...........................           632               $  266,768,325.64                         100.000%
                                                ===               =================                         =======

----------
(1) The weighted average current Mortgage Rate of the Group III Mortgage Loans as of the Cut-off Date was approximately 7.90% per annum.

            Maximum Mortgage Rates of the Group III Mortgage Loans(1)

                                                             Aggregate Principal Balance            % of Aggregate Principal
                                            Number of       Outstanding as of the Cut-off        Balance Outstanding as of the
      Maximum Mortgage Rate (%)           Mortgage Loans                 Date                             Cut-off Date
-------------------------------------     --------------    -----------------------------        -----------------------------
Less than 12.500 ....................            34               $   15,006,395.56                           8.034%
   12.500 - 12.999 ..................            63                   26,834,251.58                          14.366
   13.000 - 13.499 ..................            27                   11,060,439.36                           5.921
   13.500 - 13.999 ..................           128                   53,539,986.19                          28.664
   14.000 - 14.499 ..................            19                    8,349,285.59                           4.470
   14.500 - 14.999 ..................            88                   35,207,273.43                          18.849
   15.000 - 15.499 ..................            21                    8,769,335.14                           4.695
   15.500 - 15.999 ..................            30                   13,173,356.86                           7.053
   16.000 - 16.499 ..................             5                    2,171,986.13                           1.163
   16.500 - 16.999 ..................            17                    7,484,437.49                           4.007
   17.000 - 17.499 ..................             1                      449,851.36                           0.241
   17.500 - 17.999 ..................             8                    3,550,816.29                           1.901
   18.000 - 18.499 ..................             1                      352,401.36                           0.189
   18.500 - 18.999 ..................             2                      835,827.40                           0.447
                                                ---               -----------------                         -------
    Total ...........................           444               $  186,785,643.74                         100.000%
                                                ===               =================                         =======

----------
(1) The weighted average Maximum Mortgage Rate of the Group III Mortgage Loans as of the Cut-off Date was approximately 14.17% per annum.

            Minimum Mortgage Rates of the Group III Mortgage Loans(1)

                                                             Aggregate Principal Balance            % of Aggregate Principal
                                            Number of       Outstanding as of the Cut-off        Balance Outstanding as of the
      Minimum Mortgage Rate (%)           Mortgage Loans                 Date                             Cut-off Date
-------------------------------------     --------------    -----------------------------        -----------------------------
Less than 6.500 .....................            34               $   15,006,395.56                           8.034%
    6.500 - 6.999 ...................            63                   26,834,251.58                          14.366
    7.000 - 7.499 ...................            27                   11,060,439.36                           5.921
    7.500 - 7.999 ...................           128                   53,539,986.19                          28.664
    8.000 - 8.499 ...................            19                    8,349,285.59                           4.470
    8.500 - 8.999 ...................            88                   35,207,273.43                          18.849
    9.000 - 9.499 ...................            21                    8,769,335.14                           4.695
    9.500 - 9.999 ...................            30                   13,173,356.86                           7.053
   10.000 - 10.499 ..................             5                    2,171,986.13                           1.163
   10.500 - 10.999 ..................            17                    7,484,437.49                           4.007
   11.000 - 11.499 ..................             1                      449,851.36                           0.241
   11.500 - 11.999 ..................             8                    3,550,816.29                           1.901
   12.000 - 12.499 ..................             1                      352,401.36                           0.189
   12.500 - 12.999 ..................             2                      835,827.40                           0.447
                                                ---               -----------------                         -------
    Total ...........................           444               $  186,785,643.74                         100.000%
                                                ===               =================                         =======

----------
(1) The weighted average Minimum Mortgage Rate of the Group III Mortgage Loans as of the Cut-off Date was approximately 8.17% per annum.

                Gross Margins of the Group III Mortgage Loans(1)

                                                             Aggregate Principal Balance            % of Aggregate Principal
                                            Number of       Outstanding as of the Cut-off        Balance Outstanding as of the
          Gross Margins (%)               Mortgage Loans                 Date                             Cut-off Date
-------------------------------------     --------------    -----------------------------        -----------------------------
Less than 3.749 .....................             1               $      471,555.09                           0.252%
 3.750 - 3.999 ......................             1                      519,057.27                           0.278
 4.000 - 4.249 ......................             2                      780,240.23                           0.418
 4.500 - 4.749 ......................             1                      555,387.09                           0.297
 4.750 - 4.999 ......................            21                    9,599,112.57                           5.139
 5.000 - 5.249 ......................            32                   14,697,533.37                           7.869
 5.250 - 5.499 ......................            33                   13,633,311.43                           7.299
 5.500 - 5.749 ......................            39                   15,838,247.10                           8.479
 5.750 - 5.999 ......................            59                   24,108,431.27                          12.907
 6.000 - 6.249 ......................           161                   68,278,879.93                          36.555
 6.250 - 6.499 ......................            25                   10,437,076.34                           5.588
 6.500 - 6.749 ......................            42                   17,025,360.62                           9.115
 6.750 - 6.999 ......................            27                   10,841,451.43                           5.804
                                                ---               -----------------                         -------
       Total ........................           444               $  186,785,643.74                         100.000%
                                                ===               =================                         =======

----------
(1) The weighted average Gross Margin of the Group III Mortgage Loans as of the Cut-off Date was approximately 5.81% per annum.

    Next Adjustment Date for the Adjustable-Rate Group III Mortgage Loans(1)

                                                             Aggregate Principal Balance            % of Aggregate Principal
                                            Number of       Outstanding as of the Cut-off        Balance Outstanding as of the
        Next Adjustment Date              Mortgage Loans                 Date                             Cut-off Date
-------------------------------------     --------------    -----------------------------        -----------------------------
March 2005 ..........................             7               $    2,966,503.41                           1.588%
April 2005 ..........................             9                    4,091,287.46                           2.190
May 2005 ............................            66                   29,276,286.60                          15.674
June 2005 ...........................           140                   59,761,294.81                          31.995
July 2005 ...........................           114                   46,790,913.70                          25.051
August 2005 .........................            89                   36,230,706.76                          19.397
September 2005 ......................            19                    7,668,651.00                           4.106
                                                ---               -----------------                         -------
   Total ............................           444               $  186,785,643.74                         100.000%
                                                ===               =================                         =======

----------
(1) The weighted average next Adjustment Date for the adjustable-rate Group III Mortgage Loans as of the Cut-off Date is June 2005.

        Original Loan-to-Value Ratios of the Group III Mortgage Loans(1)

                                                             Aggregate Principal Balance            % of Aggregate Principal
                                            Number of       Outstanding as of the Cut-off        Balance Outstanding as of the
  Original Loan-to-Value Ratio (%)        Mortgage Loans                 Date                             Cut-off Date
-------------------------------------     --------------    -----------------------------        -----------------------------
Less than or equal to 30.000 ........             2               $    1,080,216.31                           0.405%
  30.01 - 35.00 .....................             4                    1,479,949.38                           0.555
  35.01 - 40.00 .....................             1                      352,696.07                           0.132
  40.01 - 45.00 .....................             3                    1,295,294.61                           0.486
  45.01 - 50.00 .....................             9                    4,176,369.43                           1.566
  50.01 - 55.00 .....................            12                    4,892,653.12                           1.834
  55.01 - 60.00 .....................            13                    5,760,582.82                           2.159
  60.01 - 65.00 .....................            20                    8,357,601.64                           3.133
  65.01 - 70.00 .....................            37                   16,759,350.90                           6.282
  70.01 - 75.00 .....................            71                   30,676,511.97                          11.499
  75.01 - 80.00 .....................            87                   37,262,300.93                          13.968
  80.01 - 85.00 .....................           133                   55,616,728.45                          20.848
  85.01 - 90.00 .....................           229                   95,022,953.95                          35.620
  90.01 - 95.00 .....................            11                    4,035,116.06                           1.513
                                                ---               -----------------                         -------
        Total .......................           632               $  266,768,325.64                         100.000%
                                                ===               =================                         =======

----------
(1) The weighted average original loan-to-value ratio of the Group III Mortgage Loans as of the Cut-off Date was approximately 79.63%.

            Mortgaged Property Types of the Group III Mortgage Loans

                                                             Aggregate Principal Balance            % of Aggregate Principal
                                            Number of       Outstanding as of the Cut-off        Balance Outstanding as of the
            Property Type                 Mortgage Loans                 Date                             Cut-off Date
-------------------------------------     --------------    -----------------------------        -----------------------------
Single Family Detached ..............           557               $  234,065,980.02                          87.741%
Planned Unit Development Detached ...            46                   19,668,141.69                           7.373
Planned Unit Development Attached ...             1                      403,529.00                           0.151
Two- to Four-Family .................            11                    5,605,258.28                           2.101
Condominium .........................            15                    6,151,240.36                           2.306
Single Family Attached ..............             1                      375,000.00                           0.141
Manufactured Housing ................             1                      499,176.29                           0.187
                                                ---               -----------------                         -------
   Total ............................           632               $  266,768,325.64                         100.000%
                                                ===               =================                         =======

     Mortgaged Property Occupancy Status of the Group III Mortgage Loans(1)

                                                             Aggregate Principal Balance            % of Aggregate Principal
                                            Number of       Outstanding as of the Cut-off        Balance Outstanding as of the
           Occupancy Status               Mortgage Loans                 Date                             Cut-off Date
-------------------------------------     --------------    -----------------------------        -----------------------------
Owner Occupied ......................           612               $  258,450,681.85                          96.882%
Non Owner Occupied ..................            16                    6,424,016.57                           2.408
Second Home .........................             4                    1,893,627.22                           0.710
                                                ---               -----------------                         -------
   Total ............................           632               $  266,768,325.64                         100.000%
                                                ===               =================                         =======

----------
(1) Occupancy status as represented by the mortgagor at the time of origination.

                     Purpose of the Group III Mortgage Loans

                                                             Aggregate Principal Balance            % of Aggregate Principal
                                            Number of       Outstanding as of the Cut-off        Balance Outstanding as of the
              Purpose                     Mortgage Loans                 Date                             Cut-off Date
-------------------------------------     --------------    -----------------------------        -----------------------------
Refinance-Debt Consolidation,
 Cashout(1) .........................           362               $  153,375,950.23                          57.494%
Refinance-Debt Consolidation,
 No Cashout(2) ......................           269                  112,992,813.24                          42.356
Purchase ............................             1                      399,562.17                           0.150
                                                ---               -----------------                         -------
   Total ............................           632               $  266,768,325.64                         100.000%
                                                ===               =================                         =======

----------
(1) Cash proceeds to the borrower exclusive of Debt Consolidation payments exceed 3% of the original Principal Balance of the related mortgage loan. Also includes all home equity loans originated in Texas with any cash proceeds.

(2) Cash proceeds to the borrower exclusive of Debt Consolidation payments are 3% or less of the original Principal Balance of the related mortgage loan. Excludes home equity loans originated in Texas with any cash proceeds.

    Geographic Distribution of the Mortgaged Properties Relating to the Group
                              III Mortgage Loans(1)

                                                             Aggregate Principal Balance            % of Aggregate Principal
                                            Number of       Outstanding as of the Cut-off        Balance Outstanding as of the
              Location                    Mortgage Loans                 Date                             Cut-off Date
-------------------------------------     --------------    -----------------------------        -----------------------------
Alabama .............................             1               $      471,341.95                           0.177%
Arizona .............................             9                    4,410,261.49                           1.653
California ..........................           281                  118,882,040.63                          44.564
Colorado ............................            19                    7,992,950.33                           2.996
Connecticut .........................            15                    5,799,844.59                           2.174
Florida .............................            26                   10,876,705.47                           4.077
Georgia .............................             1                      455,558.91                           0.171
Hawaii ..............................             2                    1,084,340.79                           0.406
Idaho ...............................             2                    1,098,905.79                           0.412
Illinois ............................            31                   13,239,401.86                           4.963
Indiana .............................             2                      726,468.95                           0.272
Kansas ..............................             2                      750,978.38                           0.282
Maine ...............................             1                      359,677.70                           0.135
Maryland ............................            23                    9,051,416.66                           3.393
Massachusetts .......................            34                   13,943,065.11                           5.227
Michigan ............................            12                    4,896,349.10                           1.835
Minnesota ...........................            16                    6,331,776.78                           2.374
Mississippi .........................             2                      807,576.49                           0.303
Missouri ............................             2                      782,807.87                           0.293
Nebraska ............................             3                    1,095,649.50                           0.411
Nevada ..............................             2                      834,430.23                           0.313
New Hampshire .......................             3                    1,384,310.28                           0.519
New Jersey ..........................            36                   15,447,084.78                           5.790
New York ............................            53                   23,511,013.04                           8.813
North Carolina ......................             1                      478,249.26                           0.179
Ohio ................................             1                      412,924.62                           0.155
Oregon ..............................             1                      492,863.75                           0.185
Pennsylvania ........................             6                    2,317,892.25                           0.869
Rhode Island ........................             5                    2,013,753.09                           0.755
South Carolina ......................             2                      790,000.50                           0.296
South Dakota ........................             1                      356,804.59                           0.134
Tennessee ...........................             2                      727,227.96                           0.273
Texas ...............................             9                    3,734,350.56                           1.400
Washington ..........................            20                    8,622,897.77                           3.232
Wisconsin ...........................             6                    2,587,404.61                           0.970
                                                ---               -----------------                         -------
   Total: ...........................           632               $  266,768,325.64                         100.000%
                                                ===               =================                         =======

----------
(1) The greatest ZIP Code geographic concentration of the Group III Mortgage Loans was approximately 1.02% in the 94112 ZIP Code.

    Qualifying FICO Scores for the Group III Mortgage Loans at Origination(1)

                                                             Aggregate Principal Balance            % of Aggregate Principal
                                            Number of       Outstanding as of the Cut-off        Balance Outstanding as of the
        Qualifying FICO Score             Mortgage Loans                 Date                             Cut-off Date
-------------------------------------     --------------    -----------------------------        -----------------------------
500 - 519 ...........................            11               $    4,292,420.49                           1.609%
520 - 539 ...........................            33                   13,405,406.71                           5.025
540 - 559 ...........................            40                   16,804,528.56                           6.299
560 - 579 ...........................            76                   32,059,130.00                          12.018
580 - 599 ...........................            41                   17,802,251.31                           6.673
600 - 619 ...........................            69                   28,878,120.29                          10.825
620 - 639 ...........................            95                   40,181,275.37                          15.062
640 - 659 ...........................            66                   27,723,724.33                          10.392
660 - 679 ...........................            65                   27,759,068.43                          10.406
680 - 699 ...........................            61                   26,363,428.79                           9.883
700 - 719 ...........................            29                   11,791,779.87                           4.420
720 - 739 ...........................            24                   10,573,081.22                           3.963
740 - 759 ...........................            13                    5,262,828.01                           1.973
760 - 779 ...........................             7                    2,856,052.27                           1.071
greater than 800 ....................             2                    1,015,229.99                           0.381
                                                ---               -----------------                         -------
      Total .........................           632               $  266,768,325.64                         100.000%
                                                ===               =================                         =======

----------
(1) The weighted average qualifying FICO score at origination of the Group III Mortgage Loans that had FICO scores was approximately 629. See "--FICO Scores" herein.

             Income Documentation of the Group III Mortgage Loans(1)

                                                             Aggregate Principal Balance            % of Aggregate Principal
                                            Number of       Outstanding as of the Cut-off        Balance Outstanding as of the
        Income Documentation              Mortgage Loans                 Date                             Cut-off Date
-------------------------------------     --------------    -----------------------------        -----------------------------
Full Documentation Program ..........           336               $  141,699,629.35                          53.117%
Limited Documentation Program .......           100                   41,568,744.77                          15.582
Stated Income Documentation Program .           196                   83,499,951.52                          31.301
                                                ---               -----------------                         -------
   Total ............................           632               $  266,768,325.64                         100.000%
                                                ===               =================                         =======

----------
(1) For a description of each documentation level, see "The Mortgage Loans--Underwriting Standards" herein.

                Risk Categories for the Group III Mortgage Loans

                                                             Aggregate Principal Balance            % of Aggregate Principal
                                            Number of       Outstanding as of the Cut-off        Balance Outstanding as of the
            Risk Category                 Mortgage Loans                 Date                             Cut-off Date
-------------------------------------     --------------    -----------------------------        -----------------------------
2A ..................................           121               $   51,372,233.04                          19.257%
3A ..................................            52                   22,390,954.69                           8.393
4A ..................................            85                   36,182,782.47                          13.563
5A ..................................            63                   26,348,632.01                           9.877
6A ..................................            63                   26,914,065.97                          10.089
7A ..................................            71                   30,337,443.02                          11.372
8A ..................................            60                   25,218,967.02                           9.454
A ...................................            40                   16,952,588.06                           6.355
B ...................................            43                   17,226,646.62                           6.458
C ...................................            33                   13,491,676.30                           5.057
D ...................................             1                      332,336.44                           0.125
                                                ---               -----------------                         -------
   Total ............................           632               $  266,768,325.64                         100.000%
                                                ===               =================                         =======


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